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                                  EXHIBIT 23.1
             OPINION AND CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 19, 2000, included in Stamps.com Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.



                              ARTHUR ANDERSON LLP
                              INDEPENDENT PUBLIC ACCOUNTANTS



Los Angeles, California
March 29, 2000